UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2015
 ______________________________________________________________
TerraForm Power, Inc.
(Exact name of registrant as specified in its charter)
 ______________________________________________________________

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)

7550 Wisconsin Avenue, 9th Floor
Bethesda, Maryland 20814
(Address of principal executive offices, including zip code)

(240) 762-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 7, 2015, TerraForm Power, Inc. (the "Company") filed a Current Report on Form 8-K reporting that on June 30, 2015, (i) TerraForm IWG Acquisition Holdings, LLC, a wholly-owned indirect subsidiary of the Company, entered into a purchase and sale agreement (the “Purchase Agreement”) with Invenergy Wind Global LLC (the “Seller”) to acquire 90.1% of the outstanding equity interests in Bishop Hill Class B Holdings LLC, California Ridge Class B Holdings LLC, Prairie Breeze Class B Holdings LLC, Rattlesnake Wind I Class B Holdings LLC and Prairie Breeze Wind Energy II LLC (collectively, the “U.S. Facilities”), upon the terms and subject to the conditions in the Purchase Agreement, and (ii) TerraForm IWG Ontario Holdings LLC, a wholly-owned indirect subsidiary of the Company, entered into an asset purchase and sale agreement (the “Asset Purchase Agreement”) with Invenergy Wind Canada Green Holdings LLC, the Seller, Marubeni Corporation and Caisse de Dépôt et Placement du Québec to acquire a 78 MW wind generation facility located in Ontario, Canada (the “Raleigh Facility”, and together with the U.S. Facilities, the "Invenergy Wind Facilities"), upon the terms and subject to the conditions in the Asset Purchase Agreement.

The Company intends to initially acquire Rattlesnake Wind I Class B Holdings LLC and the Raleigh Facility. The Company is pursuing funding for the remaining facilities consisting of Bishop Hill Class B Holdings LLC, California Ridge Class B Holdings LLC, Prairie Breeze Class B Holdings LLC and Prairie Breeze Wind Energy II LLC (the ‘‘Warehouse Portfolio’’) through one or more drop down warehouse facilities in partnership with third party investors and SunEdison, Inc. The Warehouse Portfolio would initially be acquired by such warehouse facilities, and the Company would be offered call rights to acquire those assets in the future. Although the Company is pursuing funding of the Warehouse Portfolio through one or more warehouse facilities, there is no assurance that the Company will be able to obtain such funding, and as a result, may be required to directly acquire the Warehouse Portfolio under the terms of the purchase agreement with the Seller.

This Form 8-K therefore includes the historical audited and unaudited financial statements of the Invenergy Wind Facilities (including the Warehouse Portfolio) and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses to be acquired. The audited financial statements of the Invenergy Wind Facilities for the year ended December 31, 2014, are attached as Exhibits 99.1, 99.3, 99.5, 99.7, 99.9 and 99.11, respectively. The unaudited financial statements of the Invenergy Wind Facilities for the six months ended June 30, 2015 and 2014, are attached as Exhibits 99.2, 99.4, 99.6, 99.8, 99.10 and 99.12, respectively.

(b) Pro forma financial information. The unaudited pro forma condensed combined financial information of the Company and the Invenergy Wind Facilities for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015 are filed herewith as Exhibit 99.13.

(d) Exhibits.

Exhibit	Description
99.1	Audited consolidated financial statements of Bishop Hill Class B Holdings LLC and Subsidiaries as of and for the year ended December 31, 2014
99.2	Unaudited condensed consolidated financial statements of Bishop Hill Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.3	Audited consolidated financial statements of California Ridge Class B Holdings LLC and Subsidiaries as of and for the year ended December 31, 2014
99.4	Unaudited condensed consolidated financial statements of California Ridge Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.5	Audited consolidated financial statements of Prairie Breeze Class B Holdings LLC and Subsidiaries as of and for the year ended December 31, 2014
99.6	Unaudited condensed consolidated financial statements of Prairie Breeze Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.7	Audited financial statements of Prairie Breeze Wind Energy II LLC as of December 31, 2014, and for the period May 8, 2014 (Date of Inception) through December 31, 2014
99.8	Unaudited condensed financial statements of Prairie Breeze Wind Energy II LLC as of June 30, 2015, and for the six months ended June 30, 2015
99.9	Audited financial statements of Raleigh Wind Power Partnership as of and for the year ended December 31, 2014

99.10	Unaudited condensed financial statements of Raleigh Wind Power Partnership as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.11
Audited consolidated financial statements of Rattlesnake Wind I Class B Holdings LLC and Subsidiaries as of December 31, 2014 and for the period June 30, 2014 (Date of Inception) through December 31, 2014

99.12	Unaudited condensed consolidated financial statements of Rattlesnake Wind I Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015
99.13	Unaudited pro forma condensed combined financial information of the Company and the Invenergy Wind Facilities for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERRAFORM POWER, INC.

		By:	/s/ SEBASTIAN DESCHLER
Date:	September 4, 2015		Name:	Sebastian Deschler
			Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description
99.1	Audited consolidated financial statements of Bishop Hill Class B Holdings LLC and Subsidiaries as of and for the year ended December 31, 2014
99.2	Unaudited condensed consolidated financial statements of Bishop Hill Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.3	Audited consolidated financial statements of California Ridge Class B Holdings LLC and Subsidiaries as of and for the year ended December 31, 2014
99.4	Unaudited condensed consolidated financial statements of California Ridge Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.5	Audited consolidated financial statements of Prairie Breeze Class B Holdings LLC and Subsidiaries as of and for the year ended December 31, 2014
99.6	Unaudited condensed consolidated financial statements of Prairie Breeze Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.7	Audited financial statements of Prairie Breeze Wind Energy II LLC as of December 31, 2014, and for the period May 8, 2014 (Date of Inception) through December 31, 2014
99.8	Unaudited condensed financial statements of Prairie Breeze Wind Energy II LLC as of June 30, 2015, and for the six months ended June 30, 2015
99.9	Audited financial statements of Raleigh Wind Power Partnership as of and for the year ended December 31, 2014
99.10	Unaudited condensed financial statements of Raleigh Wind Power Partnership as of June 30, 2015, and for the six months ended June 30, 2015, and 2014
99.11
Audited consolidated financial statements of Rattlesnake Wind I Class B Holdings LLC and Subsidiaries as of December 31, 2014 and for the period June 30, 2014 (Date of Inception) through December 31, 2014

99.12	Unaudited condensed consolidated financial statements of Rattlesnake Wind I Class B Holdings LLC and Subsidiaries as of June 30, 2015, and for the six months ended June 30, 2015
99.13	Unaudited pro forma condensed combined financial information of the Company and the Invenergy Wind Facilities for the year ended December 31, 2014 and as of and for the six months ended June 30, 2015